UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2009

WORLDWIDE STRATEGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-52362 (Commission File Number)	41-0946897 (IRS Employer Identification No.)

3801 East Florida Avenue, Suite 400, Denver, Colorado 80210
(Address of principal executive offices) (Zip Code)

(303) 991-5887
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

As of April 27, 2009, Worldwide Strategies Incorporated (“we,” “us,” or “our”) engaged FOCUS LLC (“Focus”) to act as strategic advisors with respect to mergers and acquisitions and private financing.  Focus has agreed to advise us with respect to the following:

•	The long range capital structure and financing requirements to grow the company to a $250 Million entity;
•	The form and structure required to complete any financing necessary to consummate merger transactions;
•	Defining acquisition objectives and strategy;
•	Defining the specifications for the type(s) of target companies;
•	Determining the most efficient structure for mergers and acquisitions; and
•	Driving the transaction process forward.

We believe engaging Focus will help us to raise needed capital to acquire operating companies and implement our business plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE STRATEGIES INCORPORATED
April 28, 2009	By: /s/ James P.R. Samuels James P.R. Samuels Chief Executive Officer